Fees Summary	Feb. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 216,937,890
Previously Paid Amount	0
Total Fee Amount	33,213.2
Total Offset Amount	17,361.75
Net Fee	$ 15,851.45